UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

Current Report

Pursuant to Section 13 or 15(d) of
The Securities Exchange Act of 1934

Date of Report (date of earliest event reported): May 10, 2004

OLYMPUS COMMUNICATIONS, L.P.
OLYMPUS CAPITAL CORPORATION
FRONTIERVISION OPERATING PARTNERS, L.P.
FRONTIERVISION CAPITAL CORPORATION
FRONTIERVISION HOLDINGS, L.P.
FRONTIERVISION HOLDINGS CAPITAL CORPORATION
FRONTIERVISION HOLDINGS CAPITAL II CORPORATION
ARAHOVA COMMUNICATIONS, INC.
(Exact name of registrants as specified in their respective charters)

Delaware	333-19327	25-1622615
Delaware	333-19327-01	23-2868925
Delaware	333-9535	84-1316775
Delaware	333-9535-01	84-1353734
Delaware	333-36519	84-1432334
Delaware	333-36519-01	84-1432976
Delaware	333-75567-01	84-1481765
Delaware	0-16899	25-1844576
(State or other jurisdiction of	(Commission File Numbers)	(IRS Employer Identification Nos.)
incorporation)

5619 DTC Parkway – Greenwood Village, CO 80111
(Address of principal executive offices)     (Zip Code)

Registrants’ telephone number, including area code (303) 268-6300

Item 5. Other Events and Regulation FD Disclosure.

On May 10, 2004, Adelphia Communications Corporation, the ultimate parent company of each of the registrants (the “Company”), and JPMorgan Chase Bank, Credit Suisse First Boston, acting through its Cayman Islands Branch, Citicorp North America, Inc., Deutsche Bank AG Cayman Islands Branch, J.P. Morgan Securities Inc., Citigroup Global Markets Inc. and Deutsche Bank Securities Inc. amended the terms of that certain amended and restated commitment letter, dated March 24, 2004 (the “Commitment Letter”). Under the terms of the amendment, the date by which the Company is required to obtain an order of the Bankruptcy Court (as defined in the Commitment Letter) authorizing the payment of the fees and expenses set forth in the Commitment Letter and the Fee Letter (as defined in the Commitment Letter) and otherwise authorizing the Credit Parties (as defined in the Commitment Letter) to accept, and incur their respective obligations under, the Commitment Documents (as defined in the Commitment Letter), was extended from May 25, 2004 to June 30, 2004.

Cautionary Statement Regarding Financial and Operating Data

As a result of actions taken by management of the Company during the time it was controlled by the Rigas family: (a) the Company has not yet completed its financial statements as of and for the years ended December 31, 2003, 2002 and 2001, or received its independent public accountants’ report thereon or filed with the Securities and Exchange Commission (the “Commission”) its Annual Report on Form 10-K for the years ended December 31, 2003, 2002 and 2001; (b) the Company’s former independent public accountants, Deloitte & Touche LLP, suspended their auditing work on the Company’s financial statements as of and for the year ended December 31, 2001 and withdrew the audit reports it had issued with respect to the financial statements of the Company; (c) the Company has not yet completed its financial statements or filed with the Commission its Quarterly Reports on Form 10-Q as of and for the quarterly periods ended March 31, 2004, September 30, 2003, June 30, 2003 and March 31, 2003; (d) the Company has not yet completed its financial statements or filed with the Commission its Quarterly Reports on Form 10-Q as of and for the quarterly periods ended September 30, 2002, June 30, 2002 and March 31, 2002; and (e) the Company expects to restate its financial statements for the years ended December 31, 2000 and 1999, and its interim financial statements for 2001 and possibly other periods. New management took control of the Company in May 2002, retained new independent auditors and began the preparation of financial statements for the periods in question. Current management believes that the public information provided by certain members of the Rigas family on other matters of interest to investors, such as the percentage of the Company’s cable television systems that the Company believes have been upgraded to current standards, was unreliable. Until the completion of the restatement and the disclosure of restated financial results, previously reported financial information and other public information provided by the Rigas family should not be relied upon and information contained in this Current Report on Form 8-K (this “Report”) may have to be updated or supplemented. The Company is working to complete the restatement as promptly as possible and to obtain the opinion of its independent auditors on such restated financial statements. Receipt of an audit opinion with respect to the restated financial statements is a condition to consummation of the Company’s proposed plan of reorganization and to consummation of the transactions contemplated by the Commitment Letter.

Cautionary Statement Regarding Forward-Looking Statements

This Report includes forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. All statements regarding the Company’s and its subsidiaries’ and affiliates’ expected future financial position, results of operations, cash flows, sale, restructuring and financing plans, expected emergence from bankruptcy, business strategy, budgets, projected costs, capital expenditures, network upgrades, products and services, competitive positions, growth opportunities, plans and objectives of management for future operations, as well as statements that include words such as “anticipate,” “if,” “believe,” “plan,” “estimate,” “expect,” “intend,” “may,” “could,” “should,” “will,” and other similar expressions are forward-looking statements. Such forward-looking statements are inherently uncertain, and readers must recognize that actual results may differ materially from the Company’s expectations. The Company does not undertake a duty to update such forward-looking statements. Factors that may cause actual results to differ materially from those in the forward-looking statements include the Company’s pending bankruptcy proceeding, results of litigation against the Company and government investigations of the Company, the effects of government regulation including the actions of local cable franchising authorities, the availability of financing, actions of the Company’s competitors, results and impacts of any process to sell the Company or its assets, customer response to repackaged services, pricing and availability of programming, equipment, supplies, and other inputs, the Company’s ability to upgrade its network, technological developments, and changes in general economic conditions. Many of these factors are outside of the Company’s control.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, each registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: May 24, 2004	OLYMPUS COMMUNICATIONS, L.P. (Registrant)
By: ACC OPERATIONS, INC.,
as its Managing General Partner

By: /s/ Vanessa Wittman
Vanessa Wittman
Executive Vice President and
Chief Financial Officer

OLYMPUS CAPITAL CORPORATION (Registrant)

By: /s/ Vanessa Wittman
Vanessa Wittman
Executive Vice President and
Chief Financial Officer

FRONTIERVISION OPERATING PARTNERS, L.P. (Registrant)
By: FRONTIERVISION HOLDINGS, L.P.,
as its General Partner
By: FRONTIERVISION PARTNERS, L.P.,
as its General Partner
By: ADELPHIA GP HOLDINGS, L.L.C.,
as its General Partner
By: ACC OPERATIONS, INC.,
as its Sole Member

By: /s/ Vanessa Wittman
Vanessa Wittman
Executive Vice President and
Chief Financial Officer

FRONTIERVISION CAPITAL CORPORATION (Registrant)

By: /s/ Vanessa Wittman
Vanessa Wittman
Executive Vice President and
Chief Financial Officer

FRONTIERVISION HOLDINGS, L.P., (Registrant)
By: FRONTIERVISION PARTNERS, L.P.,
as its General Partner
By: ADELPHIA GP HOLDINGS, L.L.C.,
as its General Partner
By: ACC OPERATIONS, INC.,
as its Sole Member

By: /s/ Vanessa Wittman
Vanessa Wittman
Executive Vice President and
Chief Financial Officer

FRONTIERVISION HOLDINGS CAPITAL CORPORATION (Registrant)

By: /s/ Vanessa Wittman
Vanessa Wittman
Executive Vice President and
Chief Financial Officer

FRONTIERVISION HOLDINGS CAPITAL II CORPORATION (Registrant)

By: /s/ Vanessa Wittman
Vanessa Wittman
Executive Vice President and
Chief Financial Officer

ARAHOVA COMMUNICATIONS, INC. (Registrant)

By: /s/ Vanessa Wittman
Vanessa Wittman
Executive Vice President and
Chief Financial Officer

4-5